                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2001



                                  GENVEC, INC.
                 (Exact name of issuer as specified in charter)


           Delaware                      0-24469                23-2705690
  ----------------------------   ------------------------    ------------------
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
  of incorporation)                                          Identification No.)


                            65 West Watkins Mill Road
                                Gaithersburg, MD
                               -------------------
                    (Address of principal executive offices)

                                      20878
                                      -----
                                   (Zip code)

                                 (240) 632-0740
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events

         On December 21, 2001, GenVec, Inc. (the "Company") completed a private placement of 3,582,000 shares of its common stock, par value $0.001 per share (the "Common Stock") to HealthCare Ventures V, L.P. and HealthCare Ventures VI, L.P. (each a "Purchaser" and together the "Purchasers") pursuant to a stock purchase agreement between the Company and the Purchasers dated December 21, 2001 (the "Stock Purchase Agreement"). The placement resulted in gross proceeds to the Company, prior to the deduction of expenses, of approximately $12.9 million. A copy of the Stock Purchase Agreement is included as Exhibit 4.1 to this report and incorporated by reference herein.

         In connection with the private placement, the Company and the Purchasers entered into an investor rights agreement dated as of December 21, 2001 (the "Investor Rights Agreement"). During the term of the Investor Rights Agreement, the Company and the Purchasers have agreed that the Purchasers may designate one director for election to the Company's Board of Directors in accordance with the Company's bylaws. As of January 1, 2002, the Board of Directors has elected Harold R. Werner, the Purchasers' designee, to fill a vacancy in a class of directors created by the departure of Hal S. Broderson, M.D. Mr. Werner's term of office will expire at the annual meeting of stockholders to be held in 2004.

         The Investor Rights Agreement also provides for certain registration, preemptive and other rights as are set forth more fully in the Investor Rights Agreement, a copy of which is included as Exhibit 4.2 to this report and incorporated by reference herein.

         On December 21, 2001, the Company issued a press release relating to the transaction. A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

4.1 Stock Purchase Agreement, dated as of December 21, 2001, by and among the Company and the Purchasers.

4.2 Investor Rights Agreement, dated as of December 21, 2001, by and among the Company and the Purchasers.

99.1     Text of Press Release, dated December 21, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GENVEC, INC.
                                (Registrant)



                                /s/ PAUL H. FISCHER
                                ----------------------------------------
                                Paul H. Fischer, Ph.D.
                                President and
                                Chief Executive Officer


Date: January 2, 2002